Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO LOAN AND SERVICING AGREEMENT, dated as of December 5, 2025 (this “Amendment”), among ASIF Funding I, LLC, a Delaware limited liability company, as borrower (the “Borrower”), Ares Strategic Income Fund, as servicer (in such capacity, the “Servicer”), Société Générale, as agent (the “Agent”) and each of the Lenders party hereto (the “Lenders”).

WHEREAS, the Borrower, the Servicer, Ares Strategic Income Fund, in its capacity as equityholder, each of the Lenders from time to time party thereto, the Agent, each of the other Lender Agents party thereto, U.S. Bank Trust Company, National Association, as the Collateral Agent and as the Collateral Administrator, and U.S. Bank National Association, as the Document Custodian are party to the Loan and Servicing Agreement, dated as of July 26, 2023 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Servicer, the Agent and the Lenders have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1  Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments to the Loan Agreement

SECTION 2.1  As of the date of this Amendment, the Loan Agreement is hereby amended to delete the definition of “Applicable Margin” in its entirety and replace it with the following:

“Applicable Margin” means, 1.80%; provided that, notwithstanding anything to the contrary herein, the “Applicable Margin” shall increase by 2.00% after the occurrence and during the continuation of an Event of Default.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1  This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(a)               the execution and delivery of this Amendment by each party hereto; and

(b)               payment of all fees due and owing to the Agent and each Lender on or prior to the date of this Amendment.

ARTICLE IV

Representations and Warranties

SECTION 4.1  The Borrower and the Servicer each hereby represents and warrants to the Agent, the Lender Agents and the Lenders that, as of the date first written above, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement are true and correct in all material respects on and as of such day (or, if such representations and warranties specifically refer to an earlier date, such earlier date).

ARTICLE V

Miscellaneous

SECTION 5.1  Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2  Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3  Ratification. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 5.4  Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Amendment; no other amendments are being made. This Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Amendment. Neither this Amendment nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

SECTION 5.5  Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.6  Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.7  Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

ASIF FUNDING I, LLC, as Borrower

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	CFO, Public Credit Funds

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

SOCIÉTÉ GÉNÉRALE, as Agent and as Lender

By:	/s/ Mark Lacerenza
	Name:	Mark Lacerenza
	Title:	Managing Director

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

ARES STRATEGIC INCOME FUND, as Servicer

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	CFO, Public Credit Funds

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

MUFG BANK, LTD., as Lender

By:	/s/ Michael Gordon
	Name:	Michael Gordon
	Title:	Managing Director

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as Lender

By:	/s/ Tomomi Hayashi
	Name:	Tomomi Hayashi
	Title:	Head of Department

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

NEW YORK LIFE INSURANCE COMPANY, as Lender

By:	/s/ Elena Serdyuk
	Name:	Elena Serdyuk
	Title:	Managing Director

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Lender

By:	/s/ Elena Serdyuk
	Name:	Elena Serdyuk
	Title:	Managing Director

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

LIFE INSURANCE COMPANY OF NORTH AMERICA, as Lender

By:	/s/ Elena Serdyuk
	Name:	Elena Serdyuk
	Title:	Managing Director

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

NEW YORK LIFE GROUP INSURANCE COMPANY OF NY, as Lender

By:	/s/ Elena Serdyuk
	Name:	Elena Serdyuk
	Title:	Managing Director

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

AUGUSTAR LIFE INSURANCE COMPANY, as Lender

By:	/s/ Kevin Buhrlage
	Name:	Kevin Buhrlage
	Title:	Vice President

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

CITIZENS BANK, as Lender

By:	/s/ Kevin Kelly
	Name:	Kevin Kelly
	Title:	Managing Director

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

First Abu Dhabi Bank PJSC, as Lender

By:	/s/ Paul Alapatt
	Name:	Paul Alapatt
	Title:	Managing Director & Head of GM Sales - IB AD, PCG & Government

By:	/s/ Lisa Jade Milner
	Name:	Lisa Jade Milner
	Title:	Managing Director & Head of GM Corporate Sales International

[Signature Page to Amendment No. 7 to Loan and Servicing Agreement]

EXECUTION VERSION

Conformed through ~~Sixth~~Seventh Amendment dated ~~August 1~~December 5, 2025

LOAN AND SERVICING AGREEMENT

dated as of July 26, 2023

among

ASIF FUNDING I, LLC,

as Borrower

ARES STRATEGIC INCOME FUND,

as Equityholder

ARES STRATEGIC INCOME FUND,

as Servicer

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

SOCIÉTÉ GÉNÉRALE,

as Swingline Lender,

SOCIÉTÉ GÉNÉRALE,

as Agent

THE OTHER LENDER AGENTS PARTIES HERETO,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent and Collateral Administrator

and

U.S. BANK NATIONAL ASSOCIATION,

as Document Custodian

longer the Collateral Agent, through such other source reasonably agreed to by the Agent in writing) at the time of executing such exchange, obtained upon the written direction of the Servicer for an actual currency exchange or (y) for all other purposes, the applicable currency-Dollar spot rate that appeared on the Bloomberg screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day.

“Applicable Law” means for any Person all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” means, ~~(x) with respect to Term Loans, 1.85% and (y) with respect to Revolving Loans and Swingline Loans, 1.90~~1.80%; provided that, notwithstanding anything to the contrary herein, the “Applicable Margin” shall increase by 2.00% after the occurrence and during the continuation of an Event of Default.

“Applicable Time Zone” means (i) with respect to Dollar Loans and CAD Loans, New York City time and (ii) with respect to Euro Loans and GBP Loans, London time.

“Appropriate Accounting Principles” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Approval Date” means, with respect to any Collateral Obligation, the date on which the Agent executes an Approval Notice with respect to such Collateral Obligation.

“Approval Notice” means, with respect to any Collateral Obligation, a copy of a notice executed by the Agent in the form of Exhibit E, evidencing, among other things, the approval of the Agent, in its sole discretion, of such Collateral Obligation, the applicable Eligible Currency, the jurisdiction (if other than the United States or any State thereof) of the applicable Obligor, the loan type and lien priority and, to the extent applicable, the Total Net Leverage Ratio, Senior Net Leverage Ratio, Debt-to-Recurring Revenue Ratio and Effective LTV; provided that, each Approval Notice shall expire in sixty (60) calendar days with respect to the applicable Collateral Obligation(s) approved therein unless otherwise specified by the Agent in such Approval Notice.

“Approved Valuation Providers” means any of Alvarez & Marsel, Houlihan Lokey, Duff & Phelps, FTI Consulting, Inc., Lincoln International LLC, Murray Devine, Valuation Research Corp., Loop Capital Markets LLC, Kroll Inc. and any other nationally recognized accounting firm or valuation firm approved by the Agent in its reasonable discretion.

“Asset Approval Request” means a notice in the form of Exhibit C-3, which identifies one or more Non-Approval Collateral Obligations to be acquired by the Borrower and/or